EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan, James L. Fox and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2003.

/s/Dennis A. Bovin

Name: Dennis A. Bovin Title: Director

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan, James L. Fox and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this on November 13, 2003.

/s/Robert J. Casale

Name: Robert J. Casale Title: Director

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan, James L. Fox and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2003.

/s/Thomas A. Cooper

Name: Thomas A. Cooper Title: Director

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan, James L. Fox and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2003.

/s/Paula G. McInerney

Name: Paula G. McInerney Title: Director

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan, James L. Fox and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2003.

/s/Thomas E. McInerney

Name: Thomas E. McInerney Title: Director

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan, James L. Fox and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2003.

/s/Joseph J. Melone

Name: Joseph J. Melone Title: Director

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2002.

/s/James L. Fox

Name: James L. Fox Title: Executive Vice President and Chief Financial Officer

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Dennis R. Sheehan and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2003.

/s/Lynn J. Mangum

Name: Lynn J. Mangum Title: Chairman of the Board and Director

EXHIBIT NO. 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints James L. Fox and Kevin J. Dell, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable The BISYS Group, Inc. (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $.02 per share (“Common Stock”), to be offered and sold by selling stockholders of the Company who acquired shares of Common Stock in connection with the acquisition of USA Insurance Group, Inc. (“USA”) through a merger of a subsidiary of the Company with USA, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement on Form S-3, or other appropriate form, covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on November 13, 2003.

/s/Dennis R. Sheehan

Name: Dennis R. Sheehan Title: President and Chief Executive Officer and Director